UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 25, 2013

(Date of earliest event reported)

Potash Corporation of Saskatchewan Inc.

(Exact name of registrant as specified in its charter)

Canada	1-10351	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 500, 122 - 1st Avenue South

Saskatoon, Saskatchewan, Canada S7K 7G3

(Address of principal executive offices, including zip code)

306 / 933-8500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 25, 2013, Potash Corporation of Saskatchewan Inc. (the “Company”) entered into an Agreement of Resignation, Appointment and Acceptance (the “Agreement”), effective as of June 25, 2013, by and among the Company, The Bank of Nova Scotia Trust Company of New York (the “Prior Trustee”) and U.S. Bank National Association (the “Successor Trustee”) with respect to the Indenture, dated as of February 27, 2003 (the “Indenture”), between the Company and the Prior Trustee, pursuant to which the following outstanding series of notes of the Company have been issued: $500,000,000 in aggregate principal amount of 3.25% Notes due December 1, 2017, $500,000,000 in aggregate principal amount of 5.625% Notes due December 1, 2040, $500,000,000 in aggregate principal amount of 4.875% Notes due March 30, 2020, $500,000,000 in aggregate principal amount of 3.75% Notes due September 30, 2015, $500,000,000 in aggregate principal amount of 6.50% Notes due May 15, 2019, $500,000,000 in aggregate principal amount of 5.25% Notes due May 15, 2014 and $500,000,000 in aggregate principal amount of 5.875% Notes due December 1, 2036.

The Agreement provides, among other things, that (1) the Prior Trustee resigns as Trustee, Security Registrar, Paying Agent and Authenticating Agent and from all other capacities in which the Prior Trustee serves under the Indenture, and the Prior Trustee assigns, transfers, delivers and confers to the Successor Trustee all rights, title and interest of the Prior Trustee under the Indenture, (2) the Company appoints the Successor Trustee as Trustee, Security Registrar, Paying Agent and Authenticating Agent and to all other capacities in which the Prior Trustee serves under the Indenture and confers to the Successor Trustee all of the rights, title, interest, capacities, privileges, duties and responsibilities of the Prior Trustee under the Indenture subject to certain limited exceptions, (3) the Successor Trustee accepts its appointment as Trustee, Security Registrar, Paying Agent and Authenticating Agent and to all other capacities in which the Prior Trustee serves under the Indenture and assumes all the rights, powers and trusts of the Trustee under the Indenture, with like effect as if the Successor Trustee were originally named as Trustee under the Indenture and (4) the Prior Trustee will transfer to the Successor Trustee all money and property held or received by the Prior Trustee under the Indenture.

The foregoing description is qualified in its entirety by reference to the Agreement, which is filed hereto as Exhibit 4(a) and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Exhibit Description

4(a)	Agreement of Resignation, Appointment and Acceptance, dated as of June 25, 2013, by and among Potash Corporation of Saskatchewan Inc., The Bank of Nova Scotia Trust Company of New York, as the Prior Trustee, and U.S. Bank National Association, as the Successor Trustee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

POTASH CORPORATION OF SASKATCHEWAN INC.

By:	/s/ Joseph A. Podwika
Name:	Joseph A. Podwika
Title:	Senior Vice President, General Counsel and Secretary

Dated: June 27, 2013

Index to Exhibits

Exhibit Number	Exhibit Description

4(a)	Agreement of Resignation, Appointment and Acceptance, dated as of June 25, 2013, by and among Potash Corporation of Saskatchewan Inc., The Bank of Nova Scotia Trust Company of New York, as the Prior Trustee, and U.S. Bank National Association, as the Successor Trustee.